Collaborations, Licensing Arrangements, and Other Asset Acquisitions	12 Months Ended
Mar. 31, 2023
Research And Development [Abstract]
Collaborations, Licensing Arrangements, and Other Asset Acquisitions	Collaborations, Licensing Arrangements, and Other Asset Acquisitions
Takeda is a party to certain collaborations, in-licensing agreements, out-licensing arrangements and other asset acquisitions.
Out-licensing agreements
Takeda has entered into various licensing arrangements where it has licensed certain products or intellectual property rights for consideration such as up-front payments, equity interest of partners, development milestones, sales milestones and/or sales-based royalty payments. The receipt of the variable considerations related to these substantive milestones is uncertain and contingent on the achievement of certain development milestones or the achievement of a specified level of annual net sales by the licensee.
The following is a description of Takeda’s significant out-licensing agreement which Takeda entered into for the past 3 fiscal years.
Neurocrine Biosciences, Inc. (“Neurocrine Biosciences”)
In June 2020, Takeda entered into a strategic collaboration with Neurocrine Biosciences to develop and commercialize compounds in Takeda’s early-to-mid-stage neuroscience pipeline, including TAK-041, TAK-653 and TAK-831. Takeda received an upfront cash payment in July 2020 and is entitled to certain development milestones, commercial milestones and royalties on net sales. At certain development events, Takeda may elect to opt in or out of a 50:50 profit share on all clinical programs on an asset-by-asset basis. For any asset in which Takeda is participating in a 50:50 profit share arrangement, Takeda will not be eligible to receive development or commercial milestones.
Collaborations, in-licensing arrangements, and other asset acquisitions
These agreements generally provide for commercialization rights to a product or products being developed by the partner, and in exchange, often resulted in an up-front payment being paid upon execution of the agreement and resulted in an obligation that may require Takeda to make future development, regulatory approval, or commercial milestone payments as well as sales-based royalty payments. In some of these arrangements, Takeda and the licensee are both actively involved in the development and commercialization of the licensed products and have exposure to risks and rewards that are dependent on its commercial success. Other asset acquisitions include acquisitions of legal entities that do not qualify as business combinations under IFRS3, such as acquisitions of entities where the value of these acquired entities largely consists of the rights to a single product or group of products.
Under the terms of these collaborations, in-licensing arrangements, and other asset acquisitions, Takeda made the following payments during the years ended March 31:

	JPY (millions)
	2021	2022	2023
Initial up-front payments, milestone payments, and other asset acquisitions	¥84,034	¥44,944	¥676,156
Acquisition of shares of collaboration and in-licensing partners	1,504	785	494
The following is a description of Takeda’s significant collaborations, and in-licensing agreements, and other asset acquisitions which Takeda entered into for the past 3 fiscal years.
Arrowhead Pharmaceuticals Inc. (“Arrowhead”)
In October 2020, Takeda entered into a collaboration and licensing agreement with Arrowhead to develop ARO-AAT, a Phase 2 investigational RNA interference (RNAi) therapy in development to treat alpha-1 antitrypsin-associated liver disease (AATLD). ARO-AAT is a potential first-in-class therapy designed to reduce the production of mutant alpha-1 antitrypsin protein, the cause of AATLD progression. Under the terms of the agreement, Takeda and Arrowhead will co-develop ARO-AAT which, if approved, will be co-commercialized in the United States under a 50/50 profit-sharing structure. Outside the U.S., Takeda will lead the global commercialization strategy and receive an exclusive license to commercialize ARO-AAT with Arrowhead eligible to receive tiered royalties on net sales if approved and commercialized. Arrowhead received an upfront payment and is eligible to receive potential development, regulatory and commercial milestones.
Ovid Therapeutics Inc. (“Ovid”)
In March 2021, Takeda secured global rights from Ovid to develop and commercialize the investigational medicine Soticlestat (TAK-935/OV935) for the treatment of developmental and epileptic encephalopathies, including Dravet syndrome (DS) and Lennox-Gastaut syndrome (LGS). Original 2017 collaboration between Ovid and Takeda concluded, and Takeda takes the sole responsibility for global development and commercialization. Ovid received an upfront at closing and is also eligible to receive additional development, regulatory and sales milestones and tiered royalties on sales of Soticlestat, if approved and commercialized.
Nimbus Therapeutics, LLC (“Nimbus”)
In December 2022, Takeda entered into an agreement to acquire all shares of Nimbus Lakshmi, Inc., a wholly-owned subsidiary of Nimbus. The transaction closed in February 2023. Through this transaction, Takeda acquired TAK-279, formally known as NDI-034858, an oral, selective allosteric tyrosine kinase 2 (TYK2) inhibitor being evaluated for the treatment of multiple autoimmune diseases following successful recent Phase 2b results in psoriasis. Under the terms of the agreement, Takeda agreed to pay 4.0 billion USD upfront following the closing of the transaction*, and will pay two milestone payments of 1.0 billion USD each upon achieving annual net sales of 4.0 billion USD and 5.0 billion USD of products developed from the TAK-279 program.
In addition, in connection with the transaction, Takeda agreed to assume Nimbus’s obligations under a January 2022 settlement agreement with Bristol-Myers Squib and its Celgene Corporation subsidiary (collectively, “BMS”) to make certain payments to BMS following the achievement of development, regulatory, and sales-based milestones for products developed from the TAK-279 program.
* Of the 4.0 billion USD upfront payment, 3.0 billion USD was paid in February 2023 and 0.9 billion USD was paid in April 2023. Remaining 0.1 billion USD is scheduled to be paid in August 2023.
HUTCHMED (China) Limited and its subsidiary HUTCHMED Limited (collectively, “HUTCHMED”)
In January 2023, Takeda entered into an exclusive licensing agreement with HUTCHMED, for the further development and commercialization of fruquintinib outside of mainland China, Hong Kong and Macau. Approved in China in 2018 , fruquintinib is a highly selective and potent inhibitor of vascular endothelial growth factor receptors (VEGFR) -1, 2 and 3. Fruquintinib is orally administered and has the potential to be used across subtypes of refractory metastatic colorectal cancer (CRC), regardless of biomarker status. Under the terms of the agreement, Takeda received an exclusive worldwide license to develop and commercialize fruquintinib in all indications and territories outside of mainland China, Hong Kong and Macau. The transaction closed in March 2023. Subject to the terms of the agreement, Takeda paid HUTCHMED $400 million upfront in April 2023, and will pay up to $730 million in additional potential payments relating to regulatory, development and commercial sales milestones, as well as royalties on net sales.